USAC

Sb

US ANTIMONY

UNITED STATES ANTIMONY CORPORATION

NYSE: UAMY

FORWARD-LOOKING STATEMENTS

References in this presentation to the "Company," "we," "us" and "our" refer to United States Antimony Corporation ("USAC") and its consolidated subsidiaries.

The statements in this presentation that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. Forward-looking statements may include, but are not limited to, statements regarding stockholder liquidity and investment value and returns. The words "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those contemplated by such forward-looking statements, including those set forth in the section titled Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022 and all other filings with the Securities and Exchange Commission ("SEC") SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in USAC's subsequent reports. Further, forward-looking statements speak only as of the date they are made, and USAC undertakes no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required to do so by law.

This presentation includes estimated projections of future operating results. These projections were not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. Important factors that may affect actual results and cause the projections to not be achieved include, but are not limited to, risks and uncertainties relating to the company and other factors described in the section titled Risk Factors of the of our Annual Report on Form 10-K for the year ended December 31, 2022 and all other filings with the SEC after that date. The projections also reflect assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized.

OUR BUSINESS

Our principal business is the extraction, processing and sale of antimony and zeolite hard minerals.

- Founded in 1968
- On May 16, 2012, the Company started trading on the NYSE under the symbol UAMY
- Reported record revenues and net income in fiscal year 2022
- Significant board and management changes over the last 12 months


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US ANTIMONY

THE MARKETS

- USAC is the ONLY North American producer of Antimony products, including: antimony oxide, antimony metal, and antimony tri-sulfide
- Historically, three countries are major players in the Antimony space: Bolivia, Mexico, China, Russia, and Serbia/Montenegro.
- Bolivia and Mexico dropped out of the picture due to low prices and China has assumed more than 90% of the world supply.
- USAC was familiar with all of the Mexican antimony mines that had placed Mexico as the world's second largest producer prior to their shutdown.
- The Company achieved an all-time record in the year 2022 of $7,631,670 in total Antimony sales
- The Company achieved an all-time record in the year 2022 of $3,151,330 in total Zeolite sales

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MINE ROAD
SLAG VAULT
EQUIPMENT
PROPANE
CRUSHER
LAB
OFFICE
LAB
BLENDER
WAREHOUSE
OXIDE PLANT
SILVER, GOLD
FLOTATION MILL
LEACH PLANT
SHOP
REACTOR
COMPRESSORS
REDUCTION
LOX
BYPASS ROAD
STORM WATER POND

CORPORATE OFFICE & PLANT – THOMPSON FALLS, MONTANA

ZEOLITE



WATER FILTRATION

ENVIRONMENTAL REMEDIATION

- Water contamination
- Nuclear
- Coal

ASTRO TURF INSULATION

ANIMAL FEED SUPPLEMENT

ODOR REDUCTION

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ANTIMONY

MUNITIONS

- Lead Hardening
- Primer Production

FLAME RETARDANTS

SEMICONDUCTORS

BATTERIES


BEAR RIVER ZEOLITE MINE & PLANT
CAT
740
CAT

ZEOLITE MINE-IDAHO

BEAR RIVER ZEOLITE OPERATIONS

- 22 Employees
- New plant manager
- Monthly shipments of material increasing in 2022
- Modernizing packaging equipment

Preston, Idaho
4005 East Glendale Road
Preston, Idaho

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ZEOLITE MINE &
CRUSHING PLANT

ZEOLITE

Odor Control: A major cause of odor around cattle, hog, and poultry feed lots is the generation of the ammonium in urea and manure. The ability of zeolite to absorb ammonium prevents the formation of ammonia gas, which disperses the odor

Animal Nutrition: According to third-party research, feeding up to 2% zeolite increases growth rates, decreases conversion rates, and prevents scours. BRZ does not make these claims

Gas Separation: Zeolite has been used for some time to separate gases, to re-oxygenate downstream water from sewage plants, smelters, pulp and paper plants, and fish ponds and tanks, and to remove carbon dioxide, sulfur dioxide and hydrogen sulfide from methane generators as organic waste, sanitary landfills, municipal sewage systems, animal waste treatment facilities, and is excellent in pressure swing apparatuses

Sewage Treatment: Zeolite is used in sewage treatment plants to remove nitrogen and as a carrier for microorganisms

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ZEOLITE

Soil Amendment and Fertilizer: Zeolite has been successfully used to fertilize golf courses, sports fields, parks and common areas, and high value agricultural crops

Water Filtration: Zeolite is used for particulate, heavy metal and ammonium removal in swimming pools, municipal water systems, fisheries, fish farms, and aquariums.

Nuclear Waste and Other Environmental Cleanup: Zeolite has shown a strong ability to selectively remove strontium, cesium, radium, uranium, and various other radioactive isotopes from solution. Zeolite can also be used for the cleanup of soluble metals such as mercury, chromium, copper, lead, zinc, arsenic, molybdenum, nickel, cobalt, antimony, calcium, silver and uranium.

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ZEOLITE TOTAL REVENUES
BRZ ZEOLITE MINE
PRESTON, IDAHO
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$3,151,330
$2,593,641
$2,118,823
$2,623,117
2022
2021
2020
2019

ANTIMONY
ANTIMONY METAL
BYPRODUCTS

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- ANTIMONY OXIDES
- ANTIMONY TRIOXIDE
- ANTIMONY TRI-CHLORIDE
- ANTIMONY TRISULFIDE
- ANTIMONY NANOCRYSTALS

ANTIMONY

PRODUCTION LOCATIONS IN MEXICO

Madero Smelter

Sierra Guadalupe Property

Puerto Blanco Flotation Facility

Mexican Corporate & Fiscal Office

Los Juarez Property

Soyatal Property

Wadley



UNITED STATES
Prescott
Phoenix
Lubbock
Wichita Falls
Alamogordo
Carlsbad
Abilene
Dallas
Ft. Worth
Tyler
Shreveport
Tucson
El Paso
Odessa
Waco
Vicksburg
Nogales
Douglas
Ciudad Juárez
Alexandria
Austin
Baton Rouge
San Antonio
Houston
Lafayette
Galveston
Hermosillo
Chihuahua
Delicias
Victoria
Freeport
Guaymas
Corpus Christi
Gulf of California
Nuevo Laredo
Laredo
Monclova
Los Mochis
Torreon
Saltillo
Monterrey
Brownsville
Matamoros
Gulf of Mexico
Culiacan
La Paz
Durango
Mazatlan
Ciudad Victoria
MEXICO
Cabo San Lucas
Tampico
San Luis Potosi
Aguascalientes
Queretaro
Guadalajara
Colima
Mexico City
Puebla
Veracruz
Manzanillo
Cuernavaca
Villahermosa
Acapulco
Oaxaca
Tuxtla Gutierrez
Ometepec
Tehuantepec
Tapachula
Quetzaltenango
MADERO SMELTER
CUSTOMS / FREIGHT FORWARDER
SMELTER OFFICE
SIERRA GUADALUPE PROPERTY
WADLEY
SOYATAL PROPERTY
PUERTO BLANCO FLOTATION FACILITY
LOS JUAREZ PROPERTY
MEXICAN CORPORATE + FISCAL OFFICE
NYSE: UAMY

ANTIMONY

We estimate that our present share of the domestic market and international market for antimony oxide products is approximately 4% and less than 1%, respectively. We are the only significant U.S. producer of antimony products, while China supplies 92% of the world antimony demand. We believe we are competitive both domestically and world-wide due to the following:

- Antimony is on the government's list of critical minerals that are essential for the country's economic and national security
- We have the only two operating, permitted antimony smelters in North and Central America
- We are the only U.S. domestic producer of antimony products
- We can ship on short notice to domestic customers
- We are vertically integrated, with raw materials from our own mines, mills, and smelter in Mexico, along with the raw materials from exclusive supply agreements we have with numerous ore and raw material suppliers.
- Our smelter in Coahuila is the largest operating antimony smelter in Mexico or the United States with a current maximum capacity of about 32,600 pounds of feed per day and permitting for 50% to 70% expansion


ROTTERDAM YEARLY AVERAGE PRICE OF ANTIMONY
(USD/MT)
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$13,244
$11,055
$5,922
$6,694
$8,284
2022
2021
2020
2019
2018


US ANTIMONY
CORPORATE ANTIMONY SALES
Sales USD
2022
$7,631,671
2021
$4,815,524
2020
$2,942,628
2019
$5,450,649
Lbs. Metal Sold
2022
1,394,036
2021
911,079
2020
815,310
2019
1,566,585
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
8,000,000
9,000,000
2022
2021
2020
2019

US ANTIMONY
AVERAGE PRICE PER LB



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$5.47
$5.29
$3.61
$3.48
2022
2021
2020
2019

US ANTIMONY
SALES TO LARGEST CUSTOMERS



$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
25%
24%
24%
0%
11%
0%
10%
11%
10%
10%
10%
18%
3%
36%
Company A
Company B
Company C
Company D
Company E
Company F
Company G
2022
2021

PPI COMMODITY DATA FOR METALS AND METAL PRODUCTS, NOT SEASONALLY ADJUSTED


350
330
310
290
270
250
230
210
190
170
150
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Item: Metals and metal products
Base Date: 198200
Years: 2013 to 2023
https://data.bls.gov/timeseries/WPU10?amp%253bdata_tool=XGtable&output_view=data&include_graphs=true
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

LATE 2022 /2023 ACCOMPLISHMENTS

- Senior Management Changes
  - President Resigned from Company and Board
  - New Chief Financial Officer, started in July (Full time)
  - Prior Controller, Chief Accounting Officer Resigned
- Board of Director Changes
  - Three Resigned
  - Three New Seasoned Businessmen - Independent Directors Appointed
  - New Chairman of the Board Elected
- BRZ Zeolite Mine goal of doubling monthly production throughput by year end
- Retained largest zeolite customer who was in the process of moving his business
- Zeolite orders are strong

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FORWARD STRATEGY

- Bring this Company to the 21st Century
- Continue improving thruput and efficiency at BRZ Zeolite mine with new plant manager
- Complete a thorough review of all Antimony assets in Mexico to determine a strategy going forward.
  - It is clear that there is a consolidation need and a desire to reduce capital outlays and reduce overall operating expenses
- Familiarize the appropriate branches of the U.S. Government regarding both our Antimony and Zeolite mining and supply capabilities
- Continue to expand and diversify our customer base internationally
- File a Universal Shelf Registration Statement on USAC, once the form 10-Qs are current, that will provide ultimate capital raising capabilities
- Seek New Institutional Ownership
- Tell our story to the Investment Community

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ACQUISITION OPPORTUNITIES

Board and management are currently evaluating three separate acquisition opportunities available in the U.S. predominantly around Zeolite.

These are complementary transactions, any one of which, if successful, could have meaningful growth prospects for the Company in the future years.

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RECENT INSIDER STOCK PURCHASES

CHAIRMAN OF THE BOARD
Gary C. Evans: 1,078,818 shares

BOARD MEMBER
Tim Hasara: 1,490,000 shares

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STOCK REPURCHASE PROGRAM

The Board of Directors authorized and initiated a stock repurchase program in late 2022 up to a maximum of 5,000,000 shares. 418,696 shares have been acquired under such program

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USAC CORPORATE PROFILE

United States Antimony Corporation
NYSE Symbol: UAMY

Share price (8/4/2023):	$0.41
52 Week Range:	$0.29 – $0.52
Market Capitalization:	$44 Million +/-
Significant Cash at 12/31/2022:	$19,117,666
Average Daily Volume (3 month):	197 K
Shares Outstanding:	107.65 Million
Company debt is very low:	$312,005 (at 12/31/22)

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